UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2013

INTERCLOUD SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (561) 988-1988

Genesis Group Holdings, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 19, 2013, InterCloud Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) announcing the closing of its acquisition of all of the outstanding shares of AW Solutions, Inc., a Florida corporation (“AWS”), and AW Solutions Puerto Rico, Inc., a Puerto Rico corporation  (“AWPR,” and collectively with AWS, “AW Solutions”).  This Amendment No. 1 on Form 8-K amends the Original Report in order to provide financial and pro forma information with respect to AW Solutions required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a) of Form 8-K, the financial statements required pursuant to Regulation S-X is filed as Exhibit 99.1 to this Form 8-K and is incorporated in its entirety herein by reference.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X is filed as Exhibit 99.2 to this Form 8-K and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1
Stock Purchase Agreement dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith Hayter, Bobby Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference herein to the Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on April 9, 2013).

2.2
Amendment Number 1 to Stock Purchase Agreement dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith Hayter, Bobby Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay. (incorporated by reference herein to the Exhibit 2.2 to the Company’s Form 8-K filed with the SEC on April 9, 2013).

99.1
Audited combined financial statements of AW Solutions, Inc. and its affiliated Company as of December 31, 2012 and for the year ended December 31, 2012, and unaudited combined financial statements of AW Solutions, Inc. and its affiliated Company as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.2
Unaudited pro forma Condensed Combined balance sheet of the Company as of March 31, 2013, and the unaudited pro forma Condensed Combined statements of operations of the Company for the year ended December 31, 2012 and for the three months ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2013	InterCloud Systems, Inc.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Stock Purchase Agreement dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith Hayter, Bobby Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay (incorporated by reference herein to the Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on April 9, 2013).

2.2
Amendment Number 1 to Stock Purchase Agreement dated April 3, 2013, by and among the Company, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, Keith Hayter, Bobby Varma, James Partridge, Emmanuel Poulin and Jeffrey Dubay. (incorporated by reference herein to the Exhibit 2.2 to the Company’s Form 8-K filed with the SEC on April 9, 2013).

99.1
Audited combined financial statements of AW Solutions, Inc. and its affiliated Company as of December 31, 2012 and for the year ended December 31, 2012, and unaudited combined financial statements of AW Solutions, Inc. and its affiliated Company as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.2
Unaudited pro forma Condensed Combined balance sheet of the Company as of March 31, 2013, and the unaudited pro forma Condensed Combined statements of operations of the Company for the year ended December 31, 2012 and for the three months ended March 31, 2013.